UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2024

Swiftmerge Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41164	98-1582153
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Executive Suite
4318 Forman Ave
Toluca Lake, CA	91602
(Address of Principal Executive Offices)	(Zip Code)

(424) 431-0030

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	IVCPU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	IVCP	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	IVCPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 4, 2024, Swiftmerge Acquisition Corp., a Cayman Islands exempted company (including the successor after the Domestication (as defined below), “Swiftmerge”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Swiftmerge HoldCo LLC, a Delaware limited liability company and wholly-owned subsidiary of Swiftmerge (“HoldCo”), Swiftmerge Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of HoldCo (“Merger Sub” and, together with Swiftmerge and HoldCo, collectively, the “Swiftmerge Parties”), and AleAnna Energy, LLC, a Delaware limited liability company (the “Company”). Capitalized terms used but not otherwise defined herein have the meanings given to them in the Merger Agreement.

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the transactions contemplated by the Merger Agreement and the other agreements entered into or to be entered into in connection therewith, the “Business Combination”):

(i)

at the closing of the Business Combination (the “Closing”) on the date the Business Combination is consummated (the “Closing Date”), Swiftmerge will domesticate from a Cayman Islands exempted company to a Delaware corporation (the “Domestication”), upon which, (a) Swiftmerge will change its name to “AleAnna, Inc.” (“Surviving PubCo”); (b) each Class A ordinary share, par value $0.0001 per share, of Swiftmerge (“Swiftmerge Class A Ordinary Shares”) will convert into one share of Class A common stock, par value $0.0001 per share, of Surviving PubCo (“Surviving PubCo Class A Common Stock”); (c) each Class B ordinary share, par value $0.0001 per share, of Swiftmerge (“Swiftmerge Class B Ordinary Shares” and together with the Swiftmerge Class A Ordinary Shares, the “Swiftmerge Ordinary Shares”) will convert into one share of Class B common stock, par value $0.0001 per share, of Surviving PubCo; (d) each warrant to purchase Swiftmerge Class A Ordinary Shares will convert on a one-to-one basis into a warrant to acquire shares of Surviving PubCo Class A Common Stock on the same terms and conditions as the converted warrants; and (e) a series of Class C common stock, par value $0.0001 per share, of Surviving PubCo (“Surviving PubCo Class C Common Stock”) will be authorized, each share of which will have voting rights equal to a share of Surviving PubCo Class A Common Stock but which shall have no entitlement to earnings or distributions of Surviving PubCo;

(ii)

on the Closing Date, following the Domestication but prior to the Merger (as defined below), (a) Surviving PubCo will contribute to HoldCo (1) all of its assets (excluding its interests in HoldCo), including, for the avoidance of doubt, the Available Cash, and (2) a number of shares of Surviving PubCo Class C Common Stock equal to the number of Class C units of HoldCo (“Class C HoldCo Units”) designated to be issued to the equity holders of the Company (collectively, the “Company Members”), and (b) HoldCo will issue to Surviving PubCo a number of Class A units of HoldCo, which shall equal the number of shares of Surviving PubCo Class A Common Stock issued and outstanding immediately after the Closing (the transactions described in clauses (a) and (b) above, collectively, the “Pre-Closing Contribution”); and

(iii)

on the Closing Date, following the Pre-Closing Contribution, Merger Sub will merge with and into the Company (the “Merger”), with the Company being the surviving company and a wholly-owned subsidiary of HoldCo.

Merger Consideration

The aggregate merger consideration to be issued to the Company Members immediately prior to the Closing is equal to 65,098,476 shares of either or a combination of (a) Surviving PubCo Class A Common Stock or (b) Surviving PubCo Class C Common Stock (with one Class C HoldCo Unit to accompany each share of Surviving PubCo Class C Common Stock) (the “Merger Consideration”). At the effective time of the Merger, each membership unit of the Company shall convert into and become the right to receive a portion of the Merger Consideration based on such unit holder’s right to certain distributions upon a sale of AleAnna in accordance with AleAnna’s operating agreement, as more particularly set forth in the Merger Agreement.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations, warranties and covenants made by each of the Swiftmerge Parties and the Company. The Company and the Swiftmerge Parties have agreed, among other things, to operate their respective businesses in the ordinary course of business consistent with past practices, subject to certain exceptions, during the period between the execution date of the Merger Agreement and the Closing.

Directors of Surviving PubCo

Pursuant to the terms of the Merger Agreement, effective as of immediately following the Closing, the board of directors of Surviving PubCo will consist of five (5) directors in a classified board of directors with three classes, designated Classes I, II and III (with Class I consisting of two (2) directors, Class II consisting of two (2) directors and Class III consisting of one (1) director), and all of whom shall be designated by the Company Members.

Closing Conditions

Mutual Closing Conditions

The obligations of the Company and the Swiftmerge Parties to consummate the Business Combination are subject to the satisfaction or waiver of customary closing conditions at or prior to the Closing, including, among others: (a) the requisite approval of the Swiftmerge shareholders; (b) the absence of certain laws or orders that enjoin or prohibit the consummation of the Merger; (c) the listing of the shares of Surviving PubCo Class A Common Stock on the Nasdaq Stock Market (“Nasdaq”) as of the Closing Date subject to official notice of issuance; (d) the effectiveness of the registration statement on Form S-4; and (e) the requisite approval of the Company Members.

Company Closing Conditions

The obligations of the Company to consummate the Business Combination are subject to the satisfaction or waiver at or prior to the Closing of additional customary closing conditions, including, among others: (a) the customary bringdown of the representations, warranties and covenants of the Swiftmerge Parties and delivery of an officers’ certificate certifying as to same; (b) no material adverse effect with respect to Swiftmerge; (c) the release of funds from Swiftmerge’s trust account for immediate use by Swiftmerge in respect of the payment obligations set forth in the Merger Agreement; (d) Swiftmerge shall have completed the redemption of Swiftmerge Class A Ordinary Shares from holders who elected to redeem such shares in connection with the Business Combination; (e) Swiftmerge shall have complied with certain delivery obligations specified in the Merger Agreement; (f) the directors and officers of Swiftmerge shall have resigned; (g) the parties to the A&R Sponsor Letter Agreement (as defined below) shall have performed their obligations thereunder in all material respects; (h) the parties to the Investor Letter Agreement (as defined below) shall have performed their obligations thereunder in all material respects; and (j) the Domestication shall have been completed.

Swiftmerge Parties Closing Conditions

The obligations of the Swiftmerge Parties to consummate the Business Combination are subject to the satisfaction or waiver at or prior to the Closing of additional customary closing conditions, including, among others: (a) the customary bringdown of the representations, warranties and covenants of the Company and delivery of an officers’ certificate certifying as to same; (b) no material adverse effect with respect to the Company; and (c) the Company shall have complied with certain delivery obligations specified in the Merger Agreement.

Termination

The Merger Agreement may be terminated at any time prior to the Closing (a) by mutual written consent of Swiftmerge and the Company, (b) by either Swiftmerge or the Company if the Closing has not occurred prior to December 15, 2024, (c) by either Swiftmerge or the Company if any governmental authority in the United States or Italy issues an order prohibiting the Business Combination and such order has become final and nonappealable, (d) by Swiftmerge or the Company if certain approvals of the shareholders of Swiftmerge are not obtained, (e) by Swiftmerge or the Company if the registration statement on Form S-4 has not have been filed on or prior to July 15, 2024, (f) by Swiftmerge or the Company if the other party has materially breached the Merger Agreement such that a closing condition would not be satisfied, subject to a 30 day cure period, (g) by the Company, if the Swiftmerge Ordinary Shares, SPAC Units or SPAC Public Warrants (each as defined in the Merger Agreement) cease to be listed for trading on Nasdaq prior to the Closing, (h) by Swiftmerge if the Company Members have not approved the Business Combination within two business days following receipt of certain approvals of the shareholders of Swiftmerge and the satisfaction of certain closing conditions or (i) by Swiftmerge if the Company intentionally and materially breaches certain pre-Closing covenants contained in the Merger Agreement and such breach remains uncured following the receipt of certain approvals of the shareholders of Swiftmerge.

The Company will be required to pay Swiftmerge a termination fee equal to $1,000,000 in cash if Swiftmerge validly terminates the Merger Agreement pursuant to clause (h) or clause (i) above.

The foregoing description of the Merger Agreement and the Business Combination is not complete and is qualified in its entirety by reference to the terms and conditions of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report and incorporated herein by reference.

A&R Sponsor Letter Agreement

Concurrently with the execution of the Merger Agreement, Swiftmerge, the Company, Swiftmerge Holdings LP, a Delaware limited partnership (“Sponsor”) and certain affiliates and representatives of Sponsor (including the officers and directors of Swiftmerge) (together with Sponsor, collectively, the “Sponsor Related Parties”) entered into an amended and restated letter agreement (the “A&R Sponsor Letter Agreement”), pursuant to which each Sponsor Related Party has agreed to, among other things, (a) vote its Swiftmerge Ordinary Shares in favor of the Merger Agreement and the Business Combination, including the Merger, (b) take all other actions necessary to consummate the Business Combination, (c) not transfer the Swiftmerge Ordinary Shares beneficially owned by such Sponsor Related Party prior to the Closing, (d) certain lock-up provisions with respect to such Sponsor Related Party’s shares of Surviving PubCo Class A Common Stock for twelve (12) months following the Closing, (e) waive and not otherwise perfect any anti-dilution or similar protection with respect to any Swiftmerge Ordinary Shares beneficially owned by such Sponsor Related Party, (f) waive any and all redemption rights in connection with the Business Combination, (g) with respect to Sponsor, assume liability and responsibility for certain liabilities of Swiftmerge and (h) effective immediately prior to the Domestication and conditioned upon the Closing, surrender all Swiftmerge Ordinary Shares and all warrants to purchase Swiftmerge Class A Ordinary Shares issued by Swiftmerge in a private placement to Sponsor and the Anchor Investors (as defined below) in connection with Swiftmerge’s initial public offering (“Swiftmerge Private Warrants”), in each case held by such Sponsor Related Party, other than a number of Swiftmerge Class A Ordinary Shares to be retained by such Sponsor Related Party.

The foregoing description is not complete and is qualified in its entirety by reference to the terms and conditions of the A&R Sponsor Letter Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Investor Letter Agreements

Concurrently with the execution of the Merger Agreement, Swiftmerge and Sponsor entered into letter agreements with certain qualified institutional buyers or institutional accredited investors (the “Anchor Investors”) and certain unaffiliated third-party investors (the “NRA Investors” and together with the Anchor Investors, collectively, the “Investors”) (collectively, the “Investor Letter Agreements”), pursuant to which such each Investor has agreed to, among other things, (a) be bound by certain voting, lock-up and transfer restrictions set forth in the A&R Sponsor Letter Agreement, (b) with respect to each NRA Investor, other than the Swiftmerge Ordinary Shares retained by such NRA Investor pursuant to such Investor Letter Agreement, irrevocably surrender to Swiftmerge all of the Swiftmerge Ordinary Shares acquired by such NRA Investor pursuant to the terms set forth in the Non-Redemption Agreement and Assignment of Economic Interest, dated as of March 14, 2024, by and among Swiftmerge, Sponsor and such NRA Investor, and each of the Swiftmerge Private Warrants held by such NRA Investor, with no shares of Surviving PubCo Class A Common Stock being issued in respect thereof, and (c) with respect to each Anchor Investor, other than the Swiftmerge Ordinary Shares retained by such Anchor Investor pursuant to such Investor Letter Agreement, irrevocably surrender to Swiftmerge all of the Swiftmerge Ordinary Shares acquired by such Anchor Investor pursuant to the terms of the Securities Subscription Agreement, dated as of December 14, 2021, by and between Swiftmerge and such Anchor Investor, and each of each of the Swiftmerge Private Warrants held by such Anchor Investor, with no shares of Surviving PubCo Class A Common Stock being issued in respect thereof.

The foregoing description is not complete and is qualified in its entirety by reference to the terms and conditions of the Investor Letter Agreement, a form of which is attached as Exhibit 10.2 to this Current Report and incorporated herein by reference.

Agreements to be Executed at Closing

The Merger Agreement also contemplates the execution by the parties of various agreements at Closing, including, among others, the agreements described below.

Tax Receivable Agreement

Concurrently with the completion of the Business Combination, Surviving PubCo will enter into the tax receivable agreement (the “Tax Receivable Agreement”). Pursuant to the Tax Receivable Agreement, Surviving PubCo will be required to pay to certain HoldCo unitholders 85% of the tax savings that Surviving PubCo realizes as a result of increases in tax basis in HoldCo’s assets resulting from the future exchange of Class C HoldCo Units for shares of Surviving PubCo Class A Common Stock pursuant to the A&R LLC Agreement (as defined below), as well as certain other tax benefits, including tax benefits attributable to payments under the Tax Receivable Agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the terms and conditions of the Tax Receivable Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report and incorporated herein by reference.

Amended and Restated Limited Liability Company Agreement of HoldCo

Following the Closing, the combined company will be organized in an “Up-C” structure, such that Surviving PubCo and its subsidiaries will hold and operate substantially all of the assets and business of the Company, and Surviving PubCo will be a publicly listed holding company that will hold equity interests in the Company through HoldCo. On the Closing Date, HoldCo will amend and restate its limited liability company agreement (as amended, the “A&R LLC Agreement”) in its entirety to provide, among other things, that each Class C HoldCo Unit will be exchangeable, subject to certain conditions, for one share of Surviving PubCo Class A Common Stock, and a corresponding share of Surviving PubCo Class C Common Stock will be cancelled in connection with such exchange, pursuant to and in accordance with the terms of the A&R LLC Agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the terms and conditions of the A&R LLC Agreement, a copy of which is attached as Exhibit 10.4 to this Current Report and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On June 5, 2024, Swiftmerge issued a press release (the “Press Release”) announcing the execution of the Merger Agreement. A copy of the Press Release is furnished as Exhibits 99.1 to this Current Report.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information for Shareholders

In connection with the Business Combination, Swiftmerge is expected to file a registration statement on Form S-4 (the “Form S-4”) with the U.S. Securities and Exchange Commission (“SEC”) that will include a proxy statement and prospectus. Swiftmerge and the Company urge investors, shareholders and other interested persons to read, when available, the Form S-4, including the preliminary proxy statement/prospectus and amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the Business Combination, as these materials will contain important information about the Company, Swiftmerge and the Business Combination. Such persons can also read Swiftmerge’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 1, 2024, for a description of the security holdings of Swiftmerge’s officers and directors and their respective interests as security holders in the consummation of the Business Combination. When available, the definitive proxy statement/prospectus will be mailed to Swiftmerge’s shareholders. Shareholders will also be able to obtain copies of such documents and all other relevant documents filed or that will be filed with the SEC by Swiftmerge, without charge, once available, at the SEC’s website at www.sec.gov. Copies of the proxy statement/prospectus can be obtained, when available, without charge, from Swiftmerge’s website www.swiftmerg.com. Before making any voting decision, investors and security holders of Swiftmerge and the Company, and other interested parties, are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about the Business Combination.

Participants in the Solicitation

Swiftmerge, the Company and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Swiftmerge’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Swiftmerge’s directors and executive officers in Swiftmerge’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 1, 2024. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Swiftmerge’s shareholders in connection with the Business Combination will be set forth in the proxy statement/prospectus for the Business Combination when available. Information concerning the interests of Swiftmerge’s participants in the solicitation, which may, in some cases, be different than those of Swiftmerge’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the Business Combination when it becomes available.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Swiftmerge, the Company or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward Looking Statements

The information included herein contains “forward-looking statements” within the meaning of the federal securities laws. All statements, other than statements of present or historical fact included herein, regarding the proposed Business Combination, Swiftmerge’s and the Company’s ability to consummate the Business Combination, the benefits of the Business Combination, Swiftmerge’s and the Company’s future financial performance following the Business Combination, as well as Swiftmerge’s and the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements. However, not all forward-looking statements contain such identifying words. These forward-looking statements are based on Swiftmerge and the Company management’s current expectations and assumptions about future events. They are based on current information about the outcome and timing of future events. Except as otherwise required by applicable law, Swiftmerge and the Company disclaim any duty to update any forward-looking statements, all expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Swiftmerge and the Company caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Swiftmerge and the Company. These risks include, but are not limited to, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to successfully or timely consummate the proposed Business Combination or to satisfy the closing conditions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated situations that could adversely affect the combined company; the risk that the approval of the shareholders of Swiftmerge for the proposed Business Combination is not obtained; the failure to realize the anticipated benefits of the proposed Business Combination, including as a result of a delay in its consummation; the amount of redemption requests made by Swiftmerge’s shareholders; the occurrence of events that may give rise to a right of one or both of Swiftmerge and the Company to terminate the definitive agreements related to the proposed Business Combination; the risks associated with the growth of the Company’s business and the timing of any required regulatory approvals and expected business milestones; and the effects of competition on the Company’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith were to occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that neither Swiftmerge nor the Company knows or that Swiftmerge and the Company currently believe are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact Swiftmerge’s expectations and projections can be found in Swiftmerge’s periodic filings with the SEC, including Swiftmerge’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 1, 2024, and any subsequently filed Quarterly Report on Form 10-Q. SEC filings are available on the SEC’s website at www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated June 4, 2024, by and among Swiftmerge, HoldCo, Merger Sub and the Company.

10.1*	Amended and Restated Letter Agreement, dated June 4, 2024, by and among Swiftmerge, Sponsor, the Company and the other parties thereto.

10.2	Form of Investor Letter Agreement.

10.3	Form of Tax Receivable Agreement.

10.4	Form of Amended and Restated LLC Agreement of HoldCo.

99.1	Press Release, dated June 5, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). Swiftmerge agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Swiftmerge Acquisition Corp.

By:	/s/ John S. Bremner
Name:	John S. Bremner
Title:	Chief Executive Officer

Dated: June 5, 2024